Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2020
Fair Value Measurement [Abstract]
Disclosure of valuation techniques and inputs used in fair value measurement of Level 3 liabilities
The significant unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy, together with a quantitative sensitivity analysis as at December 31, 2020 are shown below:

	Valuation technique	Significant unobservable Inputs	Input	Sensitivity of the input to fair value
Conversion Option – Deferred Payment	Monte-Carlo	Volatility of share price	48%	Absolute value increase of 5% would result in an increase in fair value by $238.